FIRST CAPITAL GROUP

                      EQUIPMENT LOAN AND SECURITY AGREEMENT

BORROWER:   WORLD WIDE STONE CORPORATION
            5236 SOUTH 40TH STREET
            PHOENIX, ARIZONA  85040


LENDER:     FIRST CAPITAL GROUP, INC.
            111 LOMAS N.W., SUITE 502
            ALBUQUERQUE, NEW MEXICO  87102

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     This Equipment Loan and Security  Agreement  ("Agreement") is between First
Capital Group, Inc. ("Lender") and the party, or parties, designated below as Borrower ("Borrower"). Lender and Borrower agree as follows:

SECTION 1. AGREEMENT TO LEND.

     A. Lender agrees to make the loan (the "Loan") described in the Note/Pagare (the "Note") attached hereto, in the amount of US$1,080,000.00 ("Note") and Borrower agrees to repay such loan as set forth in the Note.

     B. There may be one or more advances under the Loan. The total of all advances with respect to the Loan shall not exceed the lesser of (i) US$1,080,000.00, or (ii) the purchase price of the Collateral. An advance may be made upon delivery to Lender of a written request for advance in a form acceptable to Lender executed by Borrower (a "Request for Advance").

     C. The Note shall be unconditionally guaranteed by Borrower's wholly owned subsidiary, Sociedad Piedra Sierra, S.A. de C.V., a Mexican corporation domiciled in Durango, Durango, Mexico ("Guarantor").

     D. The purpose of the Loan is to provide Borrower funds to purchase equipment which Borrower intends to lease to Guarantor, and intends to place in a factory of Guarantor in Durango, Durango, Mexico. With respect to any advance hereunder, until all the Collateral is physically located in Mexico, so as to perfect the Lender's security interest pursuant to the Deposit and Pledge Agreement described hereinafter, Lender shall be entitled, at Lender's sole discretion, to advance only a percentage of the purchase price of the Item. Additionally, Lender shall be entitled, at Lender's discretion, to require only one advance under the Loan, and to require that the proceeds of the Loan be maintained in an interest bearing account, interest to accrue to Borrower, until the requirements for advance hereunder are met.

SECTION 2. GRANT OF SECURITY INTEREST.

     To secure performance of all Borrower's obligations under the Agreement, Borrower hereby grants Lender a purchase money security interest in the property and any additional security described in the Note and in the Pledge and Deposit Agreement attached hereto, together with all increases, substitutions, parts,
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equipment, accessories, supplies, improvements,  additions and accessions now or hereafter affixed thereto or used in connection therewith, and all proceeds and products thereof (referred to collectively as the "Collateral" and individually as an "Item"). Unless specifically released by Lender, each Item shall secure Borrower's obligations under the entire Note and Loan.

SECTION 3. PAYMENTS; DEFAULT RATE.

     A. Borrower shall make payments to Lender at the address indicated above in the amounts and on the dates (each a "Payment Date") specified herein and in the Note.

     B. In the event any amount payable under the Agreement shall not be paid within fifteen (15) days when due, Borrower shall pay to Lender interest on such account until paid for the period of delinquency at the rate of thirteen percent (13%) per annum (the "Default Rate"), however not to exceed the maximum rate allowed by law.

SECTION 4. PREPAYMENT.

     A. Provided no Event of Default shall have occurred and be continuing, Borrower shall have the right, upon not less than thirty days prior written notice to Lender, to fully prepay a Loan as of the next succeeding Payment Date following such notice by paying Lender: (1) the then outstanding balance of principal plus accrued and unpaid interest; and (2) a prepayment fee in the amount of five percent (5%) of the outstanding principal balance if paid during the first year after the date of the loan, four percent (4%) of the outstanding principal balance if paid during the second year after the date of the loan, three percent (3%) of the outstanding principal balance if paid during the third year after the date of the loan, two percent (2%) of the outstanding principal balance if paid during the fourth year after the date of the loan, or one percent (1%) of the outstanding principal balance if paid during the fifth year after the date of the loan.

SECTION 5. CONDITIONS PRECEDENT.

     Lender may refuse to make any advance if any Event of Default or any event which, with the passage of time or the giving of notice or both, that would constitute an Event of Default shall have occurred and be continuing. The obligation of the Lender to make any advance is further subject to Borrower providing the following, at its expense, in form and substance satisfactory to Lender.

     A. Articles of incorporation and by-laws of Borrower, and resolutions of the board of directors, each certified by the secretary or an assistant secretary, duly authorizing the Loan and grant of security interest hereunder and the execution, delivery and performance of this Loan and the Note;

     B. Evidence of compliance with the insurance provisions hereof;

     C. If requested by Lender, a favorable written opinion of counsel for borrower as to each matter set forth in Section 6 and as to other matters as Lender may reasonably request;

     D. A completed and signed Note and Request for Advance;

     E. Evidence that Borrower has title to the Collateral relating to such advance free of all security interests or encumbrances or, if such security interests or encumbrances exist, waivers, releases or subordinations thereof;

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     F. Executed Pledge and Deposit  Agreement,  financing  statements and other documents necessary to perfect Lender's security interest in the Collateral relating to such advance including copies of such documents reflecting the filing of such documents with the appropriate public officers;

     G. With respect to advances for the purchase of equipment, Borrower shall have provided to Lender a purchase order, delivery ticket, invoice or other written evidence satisfactory to Lender containing a detailed description of such equipment, the exact cost thereof and the scheduled delivery date;

     H. Borrower shall have delivered and/or executed, as requested by Lender, such other documents or items as Lender or its counsel may reasonably require as may be necessary or convenient to ensure preservation of the rights of Lender under the Loan documents;

     I. As of the date of each advance, Lender shall not have determined, in its sole discretion, that neither Lender nor Guarantor has suffered a material adverse change in its financial condition; and

     J. Such other documents as Lender may reasonably request.

SECTION 6. BORROWER'S REPRESENTATIONS AND WARRANTIES.

     Borrower represents and warrants that:

     A. The proceeds of each Loan will be used solely in the conduct of Borrower's business.

     B. Upon each advance by Lender under any Loan, Borrower will have title to the Collateral relating to such advance, and other than Lender's security interests, there will be no liens, security interests or encumbrances against such Collateral, and such Collateral will be personal property. Such Collateral will not become real property or inventory or, without the prior written consent of Lender, become fixtures.

     C. Borrower and Guarantor are each fully organized and in good standing in the state of its incorporation and is duly qualified to do business where such qualification is necessary to carry on its present business operations.

     D. This Agreement has been duly authorized by Borrower, and the execution, delivery and performance thereof do not require any stockholder approval, do not require the approval of or the giving of notice to any governmental authority, do not contravene any law or Borrower's certificate or articles of incorporation or by-laws and do not contravene or constitute a default under by indenture or others agreement to which Borrower is a party or by which it is bound.

     E. This Agreement is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

     F. There are no pending or threatened proceedings before any court or other body or any judgments which may materially adversely affect Borrower or Guarantor.

     G. The balance sheet and related earnings statement of Borrower for its most recent fiscal year have been furnished to Lender and are in accordance with generally accepted accounting principles consistently applied, and there has been no material adverse change in Borrower's condition or operations.

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
     H. Borrower shall not dissolve or consolidate with or merge into any other entity or transfer or lease substantially all of its assets to any third party without prior written consent of Lender. Borrower will immediately give written notice to Lender of any change in its principal place of business.

SECTION 7. SALE OF COLLATERAL, MORTGAGES, LIENS, ETC.

     So long as any obligations of Borrow under the Agreement remain unsatisfied, Borrower will not sell, transfer, lease, assign or otherwise dispose of or relinquish possession of the Collateral (except to Guarantor) and will not create, incur, assume or allow to exist, any security interest, lien, encumbrance or claim on or with respect to the Collateral title thereto or any interest therein except: (a) the rights of Lender and Borrower herein provided;
(b) encumbrances which result from claims against Lender; and (c) liens for taxes either not yet due or being appropriately contested in good faith. Borrower will promptly take such action as may be necessary to discharge any encumbrance not permitted hereunder.

SECTION 8. TAXES.

     Borrower shall pay when due and indemnify Lender against all sales, use, personal property or other taxes, charges, or withholding of any nature (together with any penalties, fines or interest) imposed against the Lender, Borrower or the Collateral by any government or taxing authority (including but not limited to Mexican government and taxing authority) with respect to the Collateral of the purchase, ownership, delivery, possession, use or disposition thereof, or the rentals, receipts or earnings arising therefrom, or with respect to any Loan (excluding taxes on or measured solely by Lenders' net income) unless, and to the extent only, that any such tax, charge or withholding is being appropriately contested by Borrower in good faith.

SECTION 9. USE AND MAINTENANCE OF COLLATERAL.

     A. Borrower shall comply with all governmental laws and requirements with respect to the use and maintenance of each Item. Borrower shall retain possession of each Item. Unless Lender shall first otherwise consent in writing, Borrower shall keep each Item at the factory of Borrower's subsidiary, Sociedad Piedra Sierra, S.A. de C.V., in Durango, Durango, Mexico. If any Item is of a type normally used in more than on location, Borrower will give prompt written notice to Lender of any use of such Item in any location other than the one at which Borrower shall have previously advised Lender such Item will be used.

     B. Borrower will use Collateral in accordance with the manufacturers' instructions, for the purposes which the manufactures intend and for business or commercial purposes only and not for personal, family or household use.

     C. Borrower, at its own expense, will repair and maintain the Collateral to keep in as good condition as on the execution of the Note, ordinary wear and tear excepted. Borrower may add parts or accessories to any Item if such addition does not impair the value or warranties of such Item and is really removable without causing material damage.

SECTION 10. INSPECTION OF COLLATERAL.

     Upon request, Borrower shall advise Lender of the location of each Item and shall, at any reasonable time, make each Item and Borrower's records pertaining to it available for inspection.

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SECTION 11. LOSS OR DESTRUCTION.

     If any Item, shall be lost, stolen damaged beyond repair or permanently rendered unfit for use for any reason (an "Event of Loss"), Borrower shall, within ten (10) days, give written notice to Lender of the Event of Loss and the facts pertaining thereto. Borrower shall, at Lender's option, either (a) replace such Item with collateral acceptable to Lender within thirty (30) days after the Event of Loss and such replacement shall automatically become the Collateral; or
(b) on the first Payment Date at least twenty (20) days after the Event of Loss, pay Lender an amount equal to the outstanding principal balance with respect to the applicable Loan multiplied by the original purchase price of such Item divided by the total original purchase price of all Items (the "Casualty Value"). The Casualty Value received by Lender will be applied to Borrower's obligation, whether or not matured, in any order, at Lender's option.

SECTION 12. INSURANCE

     At its own expense, Borrower shall maintain property insurance acceptable to Lender with respect to all Items in an amount not less than the amount specified in the applicable Note and Schedule. Each insurance policy shall name Lender as loss payee. Each policy shall provide that it may be altered or canceled by the insurer only after thirty (30) days prior written notice to Lender. Borrower shall cause evidence satisfactory to Lender showing the existence of such insurance to be delivered to Lender upon demand and thirty
(30) days prior to expiration or cancellation showing renewal or replacement of such policy. In the event Borrower shall fail to maintain required insurance, Lender shall have the right, but not the duty, to obtain such insurance as Lender deems necessary, and Borrower shall reimburse Lender for the payment of all premiums therefor together with interest from the date of Lender's payment at the rate of eighteen percent (18%) per annum or the maximum allowed by law, whichever is lower. Lender shall have full power to collect all insurance proceeds and to apply them at its option to any obligation secured hereby, whether or not matured, or to the replacement or repair of the Collateral.

     Borrower shall indemnify and hold harmless Lender and any assignee or transferee of Lender and their agents and employees from and against all claims, liability (including strict products liability and strict liability in tort), costs, fees or expenses (including attorney's fees) relating to the Collateral or any part thereof, including, without limitation, the construction, purchase, delivery, installation or ownership of the Collateral or as a result of the use, maintenance, repair, replacement, operation or condition thereof (whether defects are latent or discoverable by Lender or by Borrower) or by reason or as a result of any act or omission of Borrower, its agents or employees. This Section shall be effective from the date the first Item is ordered and shall remain in effect notwithstanding the full payment of any Loan or the release of Lenders' security interest in any Collateral. Borrower shall give Lender prompt notice of any claim or liability indemnified against.

SECTION 13. ASSIGNMENT.

     Lender may at any time, without notice to Borrower, transfer, assign or grant a security interest in this Agreement, any Loan, its interest in any Item, or any sums due or to become due hereunder, and Lender's transferee and assignee shall have all of Lender's rights and remedies hereunder. Borrower shall not, without the prior written consent of Lender, assign any of its rights or delegate any of its duties hereunder.

SECTION 14. EVENTS OF DEFAULT; REMEDIES.

     A. EVENTS OF DEFAULT. The following shall constitute Events of Default under this Agreement:

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          (i) Failure to Pay.  Borrower shall fail to make any required  payment when due;

          (ii) Other Breaches. Borrower shall fail to perform or observe any other obligation, covenant or condition under this Agreement or in any other related documents or in any other agreement between Lender and Borrower. If such a failure is curable and if Borrower has not been given a prior notice of a breach of the same provision in this Agreement, it may be cured (and no Event of Default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such failure (a) cures the failure within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps sufficient to cure the failure and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical;

          (iii) Insurance. Borrower shall fail to maintain required insurance;

          (iv) Statements. Any representation or warranty made by Borrower herein, in any Note and Schedule or any other document in connection herewith shall be incorrect at any time in any material respect;

          (v)  Creditor  Proceedings.   Borrower's  insolvency,   bankruptcy  or
     assignment for the benefit of creditors, or the appointment of or Borrower's consent to the appointment of a trustee or receiver for the Borrower or a substantial part of its property; or

          (vi) Change in Financial Condition. An adverse change in Borrower's financial condition as a result of which Lender, in good faith, deems itself or any Item to be insecure;

          (vii) Default by Guarantor. The occurrence of any of the foregoing Events of Default with regard to any guarantor of any of Borrower's obligations under the Loan or Note; or

     B. Lender's Remedies: At any time after the occurrence of an Event of Default, Lender shall have the remedies of a secured party under the Uniform Commercial Code and other applicable law and may also exercise one or more of the following remedies:

          (i) Declare all unpaid amounts hereunder and under any or all Loans to be immediately due and payable , whereupon interest on the outstanding balance under each Loan (the "Accelerated Balance") shall be calculated from the date of such Event of Default, both before and after Judgment, at the Default Rate or the maximum rate allowed by law, whichever is lower;

          (ii) Recover from Borrower as liquidated damages for loss of the bargain and for internal cost, and not as a penalty, five percent (5%) of the Accelerated Balance;

          (iii) Proceed by court action to enforce performance by Borrower of this Agreement and/or to recover damages for the breach thereof; or

          (iv) Require Borrower, at Lender's request and at Borrower's own cost, to promptly deliver possession of the Collateral to Lender in such manner and to such place as Lender shall direct, or Lender may at any hour, without notice to Borrower and without liability except for malicious acts by its agents, enter upon Borrower's premises or any other premises and take possession of or render unusable any Item and attachments thereon, whether or not part of the Collateral, and hold, lease, or sell at public

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     or private sale any such Item and  attachments.  If Lender  leases or sells the Collateral, Lender shall have the right to recover from Borrower any deficiency remaining after the application of the proceeds to the amounts due under this Agreement.

     C. In addition, to any amounts recoverable under Section 14B above, Lender shall be entitled to recover all expenses and collection costs which Lender shall have incurred by reason of any Event of Default, including, but not limited to, salary paid to and expenses incurred by employees and reasonable attorneys' fees including attorneys' fees on appeal.

     D. Lender's remedies shall be cumulative and shall be in addition to all other remedies at law or in equity. Borrower waives any requirements of law which might limit any of the remedies herein to the extend permitted by law. No express or implied waiver of any Event of Default shall be a waiver of any subsequent Event of Default. Lender's failure or delay in exercising any rights shall not be a waiver of any such right upon the continuation or recurrence of any Event of Default. Any single or partial exercise of any right by Lender shall not exhaust the name or be waiver of any other right.

SECTION 15. RIGHTS TO PERFORM FOR BORROWER.

     If Borrower fails to perform any of its agreements contained herein, Lender may perform them, and all expenses of Lender in connection therewith shall be payable by Borrower upon demand together with interest at the rate of eighteen percent (18%) per annum or the maximum allowed by law, whichever is lower.

SECTION 16. FURTHER ASSURANCES, FINANCIAL INFORMATION.

     Borrower, at its expense, will promptly execute and deliver to Lender such documents of further assurance and take such action as Lender may deem advisable and request in order to carry out the intent of this Agreement and protect Lender's rights, including without limitation: (a) financing statements and other documents necessary to protect Lender's security interest in the Collateral; and (b) reports containing a balance sheet, income statement and statement of sources and uses of funds prepared by accountants acceptable to Lender within One Hundred Twenty (120) days after the close of each fiscal year of Borrower and within forty-five (45) days after the close of each fiscal quarter.

SECTION 17. NOTICES.

     All required notices shall be in writing , and shall be effective when deposition in the United States mail, first class postage prepaid, addressed to the address shown above or to such other address as a party shall designate in writing to the other party.

SECTION 18. GENERAL.

     A. Entire Agreement. This Agreement and the security documents executed in conjunction with this Agreement constitute the entire agreement of the parties as to its subject matter. None of the parties make any representations or warranties in connection with this Loan which are not stated in this Loan.

     B. Amendments. This Loan may be amended only in writing signed by all parties to this Loan.

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     C. Notice.  Notice required under this Loan shall be in writing and will be deemed given on the earlier of when actually received or three (3) days after the notice is deposited in the United States mail, certified or registered, addressed to the appropriate party at the address first set forth above, or any other address, of which the party to receive notice has notified the other in writing.

     D. Change of Address. Borrower will notify Lender in writing at least thirty (30) days before changing its principal place of business or chief executive office.

     E. Binding Effects. This Loan benefits and binds Lender and Borrower and their successors, assigns, heirs and personal representatives.

     F. Agreement to Provide Financial Statements. Borrower agrees to provide financial statements annually, or quarterly, as may reasonably be requested by Lender throughout the term of the Loan.

     G. Limited Power of Attorney. Borrower hereby appoints Lender as its attorney-in-fact, to execute and file on behalf of Borrower and authorized Lender to file without Borrower's signature any Uniform Commercial Code financing statement and amendments Lender deems advisable to secure the interests of Lender.

     H. Joint and Several Liability. If there is more than one Borrower named in this Loan, the liability of each shall be joint and several.

     I. Severability. If a court of competent jurisdiction holds any provision of this Loan to be unenforceable, all other provisions of this Loan will remain valid, to the extent consistent with the court's holding.

     J. Section Heading. Section headings are for convenience only and have no independent substantive meaning.

     K. Language; Applicable Law. This Agreement is executed in the Spanish and English languages, both of which shall be binding and constitute one and the same document, provided, however, that in case of any kind of dispute or controversy (whether a suit or a preliminary procedure to a suit such as pre-trial motions and/or injunction proceedings) the Spanish version shall prevail in the applicable courts in Mexico and the English version shall prevail in the applicable courts of the State of New Mexico and the United States of America. This Loan shall be governed by and construed in accordance with the internal laws of the State of New Mexico, without regard to the conflict of laws principals thereof.

     L. Forum. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States of America federal court, sitting in Albuquerque, Bernalillo County, State of New Mexico, United States of America and to the jurisdiction of any appropriate court sitting in the state and country in which any of the collateral securing the Loans is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness. Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Notwithstanding the foregoing, Lender and Borrower both expressly agree that in the event either one of them elects to initiate any legal action or procedure of any type in Mexico (whether a lawsuit or preliminary to a lawsuit such as pre-trial motions and/or injunction proceedings) with respect to any controversy arising from the construction, interpretation and/or enforcement of the terms

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and provisions of any or all of the Loan  Documents,  the parties  expressly and irrevocably waive any alternative forum that Mexican law grants to them by virtue of their current or future domicile, to the fullest extent permitted by article 1093 of the Commerce Code of the Mexican Republic, and, in such a case, expressly submit themselves to the courts with jurisdiction on commercial or mercantile disputes in the City of Durango, State of Durango, Republic of Mexico. Lender and Borrower hereby irrevocably waive, to the fullest extent permitted by law, any objection that either one of them may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum.

     M. Judgment Currency. If for the purposes of obtaining a judgment in any court with respect to any obligation of Borrower under this Agreement or the other Loan Documents, it becomes necessary to convert any amount due hereunder or in the Loan Documents into a currency other than U.S. dollar, then such conversion shall be made at the prevailing spot rate of exchange at the close of business on the day before the day on which the judgment is given at the place where such court is located. If there is a change in such rate of exchange prevailing between the day on which the judgment is given and the date of payment thereof, Borrower agrees to pay such additional amounts (if any) as may be necessary to insure that the amount paid on such date is the amount in U.S. dollar, which when converted at such rate of exchange in effect on the day of payment, is the amount due under this Agreement or any other Loan Document in U.S. dollar, as the case may be. Any amount due from Borrower under this paragraph will be due as separate debt and shall not be affected by or merged into any judgment being obtained for any other sums due under or in respect of this Agreement or any Loan Document, as the case may be.

     N. Construction. This Loan and the Note shall be construed no more strictly against one party than the other, regardless of which party drafted the Loan and corresponding Note.

     O. Future Obligations of LENDER. Notwithstanding any provision of this Loan or any related document to the contrary, LENDER HAS NO OBLIGATION TO MAKE ANY LOAN TO BORROWER OR TO EXTEND ANY CREDIT TO BORROWER EXCEPT AS PROVIDED IN THE ATTACHED NOTE OR AS LENDER AND BORROWER MAY AGREE IN WRITING AFTER THE DATE OF THIS AGREEMENT. IF LENDER MAKES ANY LOAN TO BORROWER OTHER THAN THAT DESCRIBED IN THE ORIGINAL NOTE ATTACHED TO THIS AGREEMENT, THE TERMS OF THIS AGREEMENT WILL NOT APPLY UNLESS LENDER AND BORROWER SO AGREE IN WRITING.

     P. Waiver. The makers, sureties, guarantors and endorsers of the Note jointly and severally waive presentment for payment, protest, notice of protest and notice of non-payment, and consent that the Note or any payment thereunder may be extended or renewed without demand or notice and further consent ot the release of any Collateral or party thereof, with or without substitution.

     Q. Conflicts. If there are any conflicts between this Agreement and any Note, or exhibits, attachments, supplements or Addenda thereto or to any guaranties of any obligations under any Note, or any other document which incorporates this Agreement, the Agreement shall control.

     R. Usury Laws. Borrower, Lender and all other parties to the Loan Documents intend to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Borrower and Lender (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation),

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
shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Agreement, the Notes, any of the other Loan Documents, or otherwise, exceed the maximum amount permitted under applicable law ("Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness due and owing under the Loan Documents in the inverse order of its maturity and not to the payment of interest, or be refunded to Borrower or the other payor thereof, at the election of Lender in its sole discretion or as required by applicable law. The right to accelerate maturity of the Notes or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness due and owing under the Loan Documents so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term "applicable law" shall mean the laws of the State of New Mexico or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     S. Further Assurances. Borrower will, on request of Lender (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts deemed necessary, desirable or proper by Lender to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interests of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the collateral securing the Notes; (c) execute, acknowledge, deliver, procure, file or record any document or instrument deemed necessary, desirable, or proper by Lender to protect the liens or the security interests under the Loan Documents against the rights or interests of third persons; and
(d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any agency having jurisdiction over Lender.

     The undersigned, being duly authorized signatories, agree to all the terms and conditions set forth above and on the foregoing pages hereof, and in witness whereof, they hereby execute this Agreement on the date written below.

DATE: 04/13/99                          DATE: April 13, 1999
     -------------------------------         -------------------------------

BORROWER:                               LENDER:

WORLD WIDE STONE CORPORATION            FIRST CAPITAL GROUP, INC.


BY: /s/ Spencer W. Cunningham           BY: /s/ Gary Milhollon
   ---------------------------------       ---------------------------------

ITS: Executive Vice President           ITS: President
    --------------------------------        --------------------------------

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